Filed pursuant to Rule 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

Supplement dated November 9, 2021 to the Prospectus,

Summary Prospectuses, and Statement of Additional Information each dated December 29, 2020, as supplemented

On November 8, 2021, Bank of Montreal, the parent company of BMO Asset Management Corp. (“BAMC”), the investment adviser to each series of BMO Funds, Inc. (the “Corporation”), sold its entities representing its EMEA (Europe, the Middle East and Africa) asset management business to Ameriprise Financial, Inc. (the “EMEA Transaction”). Concurrent with the close of the EMEA Transaction, the interim subadvisory agreements previously approved by the Board of Directors of the Corporation between BAMC and Pyrford International Ltd. on behalf of the BMO Pyrford International Stock Fund (“Pyrford Fund”) and between BAMC and LGM Investments Limited on behalf of the BMO LGM Emerging Markets Equity Fund (“LGM Fund”), respectively, took effect. The interim subadvisory agreements will continue in effect for 150 days or until shareholders of the Pyrford Fund and the LGM Fund approve a new subadvisory agreement. Shareholders of the LGM Fund and the Pyrford Fund have been asked to approve new subadvisory agreements between BAMC and Pyrford and BAMC and LGM, respectively, as well as the reorganizations of the Pyrford Fund and LGM Fund into corresponding series of Columbia Funds Series Trust II and Columbia Funds Series Trust I, respectively.

Please retain this Prospectus Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information for future reference.